SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 25, 1998
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                   CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


  Delaware                         0-19363                       13-3221852
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(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including area code    (212)906-8480
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.
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     On February 25, 1998,  Cellular  Communications  International,  Inc.  (the
"Company"), announced that it intended to complete a concurrent offering of EURO 138,000,000 (gross proceeds) (or approximately $150 million of gross proceeds) Senior Discount Notes due 2005 (the "Senior Notes") and $75,000,000 Convertible Subordinated Notes due 2005 (the "Convertible Notes").

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.
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            Exhibits

            99 Press Release issued February 25, 1998.


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                                  (Registrant)




                                    By: /s/ Richard J. Lubasch
                                       ----------------------------------------
                                       Name:  Richard J. Lubasch
                                       Title: Senior Vice President, Treasurer,
                                                Secretary and General Counsel


Dated: February 25, 1998

                                  EXHIBIT INDEX
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Exhibit                                                                 Page
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99          Press Release issued on February 25, 1998.